Exhibit 99.1
Investor Background MaterialsMarch 2014

Forward Looking Disclaimer

The information contained in this presentation has been prepared to assist you in making your own evaluation of the Company and does not purport to contain all of the information you may consider important in deciding whether to invest in shares of the Company's common stock. Any estimates or projections with respect to future performance have been provided to assist you in your evaluation but should not be relied upon as an accurate representation of future results.

Certain statements, estimates and financial information contained in this presentation constitute forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could cause actual events or results to differ materially from the results implied or expressed in such forward-looking statements. While presented with numerical specificity, certain forward-looking statements are based (1) upon assumptions that are inherently subject to significant business, economic, regulatory, environmental, seasonal and competitive uncertainties, contingencies and risks including, without limitation, the ability to maintain adequate liquidity, realize the potential benefit of our net operating loss tax carryforwards, obtain sufficient debt and equity financings, capital costs, well production performance, operating costs, commodity pricing, differentials or crack spreads and other known and unknown risks (all of which are difficult to predict and many of which are beyond the Company's control) some of which are further discussed in the Company's periodic and other filings with the SEC and (2) upon assumptions with respect to future business decisions that are subject to change.

There can be no assurance that the results implied or expressed in such forward-looking statements or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements. Under no circumstances should the inclusion of the forward-looking statements be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results. The forward-looking statements are made as of the date hereof and the Company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise. Recipients are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy
2
Table of Contents Executive SummaryBusiness Unit OverviewHawaii Independent Energy LLCPiceance Energy LLCTexadian Energy LLC

Par Petroleum – Executive Summary

- Diversified energy company with unique portfolio of upstream, downstream, logistics and tax assets
  - Largest fuel supplier to the State of Hawaii via operations of distillate weighted refinery configuration matching to island's demand profile
  - Control energy infrastructure in the form of tankage, refined product terminals, mooring equipment and pipelines
  - Exposure to rapidly changing North American crude landscape via Hawaii Independent Energy & Texadian Energy
  - Valuable logistics positions allowing for moving heavy Canadian crude via historical positions on key pipelines originating in Alberta
  - Significant stake in a low-cost, liquids rich asset base with deep inventory of undrilled locations substantially held by production
  - Tax asset in the form of an unrestricted $1.3 billion Net Operating Loss Carryforward ("NOL")





TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

4

Overview of Par Petroleum

Par Petroleum
(OTCQB: PARR)

- $1.3 Billion Unrestricted Net Operating Loss Carryforward ("NOL")

Non-Op Upstream (100%)

- 6% non-op interest offshore California
- 180 bopd of crude oil production *as of 9/30/13*

Texadian Energy (100%)

Description of Assets
- 4,000 bopd of historical shipper status on key Canadian → US pipelines
- 178 leased railcars
- Terminal and dock access in St. Louis area
- Marine expertise in moving Canadian crude on inland riverway systems

Hawaii Independent Energy (100%)

Description of Assets
- 94,000 bopd refinery
- 5 MM barrels of crude and clean product storage
- 5 refined product / crude terminals
- 27 miles of clean / black oil product pipelines
- 31 retail locations
- Single Point Mooring (SPM)

Piceance Energy (33.34%)

Description of Assets
- 40,165 net acres across Colorado's southern Piceance basin
- 99% of acreage is held by production
- Approximately 19% by volume is liquids (Natural Gas Liquids or Condensate)
- Substantially all of acreage is operated by Piceance Energy management team

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Par Petroleum - Key Statistics Strong shareholder base including Zell Credit Opportunities Fund and Whitebox Advisors Shares outstanding include penny warrantsBalance sheet totals based on the 9/30/2013 results Key Statistics: Shareholder Base:
Par Petroleum - History December 2011: Delta Petroleum (NYSE: DPTR) files for Chapter 11 protection September 1, 2012: Delta Petroleum emerges from Chapter 11 successfully converting $265 million of unsecured debt into equity. Company is renamed Par Petroleum ("Par"). September 1, 2012: Par Petroleum enters into joint venture transaction with Laramie Energy II by forming Piceance Energy. December 31, 2012: Par closes on $14 million + working capital acquisition of SEACOR Energy, subsequently renamed Texadian Energy. Acquisition funded by $35 MM Tranche B facility. June 25, 2013: Par announces agreement to purchase Tesoro Hawaii from Tesoro Corporation for $75 MM + working capital + share of turnaround costs. September 25, 2013: Par announces successful restart of Tesoro Hawaii refinery and closes acquisition alongside $200 million PIPE, Barclays supply & exchange agreements and $125 million ABL facility. Tesoro Hawaii renamed Hawaii Independent Energy. November 18, 2013: Announces closing of HIE Retail financing with Bank of Hawaii for $30 million and repayment of Par Petroleum Exit Facility January 29, 2014: 10-1 reverse stock split 2011 2012 2013 2014
Hawaii Independent Energy LLC

Overview of Hawaii Independent Energy (1)

Refinery

- 94,000 BPD capacity
- 5.7x Nelson Complexity
- 2.4 MMBbls crude oil & feedstock storage
- 2.5 MMBbls refined product storage

Integrated Logistics

- 5 refined product terminals with approximately 247,000 Bbls of working capacity
- 11 pipelines with a total length of 27 miles
- Single Point Mooring and associated subsea crude oil and refined product pipelines
- 2 dedicated time charter tug / barges

Retail

- 31 retail outlets on Hawaii, Maui and Oahu islands

Refining Unit	Capacity (MBPD)
Crude Unit	94
Vacuum Distillation Unit	36
Hydrocracker	18
Catalytic Reformer	13
Visbreaker	11
Hydrogen Plant (MMCFD)	18
Naphtha Hydrotreater	13

Asset Map


Kauai
Oahu
Honolulu
Molokai
Kahului
Maui
Hilo (2)
Hawaii
Retail Locations
Terminal
Kapolei Refinery

(1) Includes HIE Retail

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy
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Hawaii Market Characteristics Source: Energy Information Association as of October 2013Source: Department of Business, Economic Development and Tourism Majority of power generation on islands generated by Fuel OilJet fuel demand is significant portion of product demand largely driven by tourism and the militaryMotor gasoline demand is stabilizing on the islands following downturn during recession Hawaii Power Generation Feedstock % (1) Hawaii Visitor Trends (2) (CHART)
Piceance Energy LLC

Piceance Energy Overview

- Concentrated acreage footprint in the historically prolific Piceance basin
  - Underlying geology characterized by consistent Williams Fork sand with deeper Mancos / Niobrara potential
- Over 304 producing Williams Fork wells
- Among the lowest cost gas-weighted basins in the continental U.S.
- Liquids production of 19% on a volume basis in the form NGLs / Condensate
- Over 3,500 undeveloped Williams Fork locations
- Almost all leasehold interests held by production
- Significant undeveloped resource base from the Mancos / Niobrara shale

Required Henry Hub ($ / MCF)Price to Generate 11% IRR [(1)]



$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Marcellus - SW PA
Marcellus - NE PA
Marcellus - WV
Piceance - liquids rich
Pinedale Anticline
Fayetteville
Haynesville - Core
West Tavaputs
Marcellus - Central PA
Utica - Dry gas window
Barnett - Core
Haynesville - Tier I
Barnett - Non-core
Haynesville - Tier II
Eagle Ford - Gas window

(1) Source: Goldman Sachs Global Investment Research

TEXADIAN ENERGY PAR PETROLEUM CORPORATION Hawaii Independent Energy

12

Piceance Energy – Land Summary

- Acreage located in two counties and three principal areas surrounded by major operators WPX Energy, EnCana, and Occidental:

		Lease & Mineral Acres		
Area	County	Gross	Net	Producing Formations
Colorado River Valley	Garfield	7,881	7,007	Williams Fork & Mancos
Collbran Valley	Mesa	30,782	28,686	Williams Fork & Mancos
Mosquito Creek	Mesa	7,969	4,472	Mancos (horizontal)
		46,632	40,165	

- Almost all operated acreage in topographically accessible areas
- Almost all of the leasehold acreage is held by production / held by unit – no significant drilling obligations
- High Working interests across acreage
- Williams Fork acreage approved for 10-acre spaced vertical wells

TEXADIAN ENERGY
PAR PETROLEUM CORPORATION
Hawaii Independent Energy
13
Piceance Energy - North Land Position (Garfield) Piceance Energy - North Land Position (Garfield) EnCana WPX BLM - off limits Noble WPX EnCana EnCana WPX Noble WPX WPX WPX EnCana Colorado River Areas in yellow owned or leased by Piceance Energy
Piceance Energy - South Land Position (Mesa) EnCana Oxy 1 sq. mile Axia BLM - off limits BLM - off limits Oxy Oxy EnCana EnCana Areas in yellow owned or leased by Piceance Energy
Texadian Energy LLC

Texadian Energy – Overview

- Texadian acquired from SEACOR Holdings on December 31, 2012
- Primary assets consist of the following as of December 31, 2013:
  - Historical pipeline positions on attractive lines moving Canadian barrels from north to south
  - 178 leased railcars
  - Leased tow and barge equipment
  - Favorable relationships with major inland marine providers
  - Significant marine expertise in moving Canadian barrels via barge from St. Louis to the lower Mississippi river
- Financed separately with access to $50 MM trade credit facility
- Access to recently commissioned terminal and dock facility in Wood River, IL

Pipeline Positions

Pipeline	Origin		Destination	
Platte / Express	Hardisty, Alberta	A	Wood River, IL	B
Mustang	Chicago, IL	C	Patoka, IL	D


Pembina
Plains Midstream
Suncor
Inter Pipeline
Access
A
Spectra
Kinder Morgan
Portland Montreal
Trans-Northern
C
TransCanada
B
D
legend

TEXADIAN ENERGY

PAR PETROLEUM CORPORATION

Hawaii Independent Energy

17

Appendices
Par Petroleum Management Team Par Petroleum Management Team
Par Petroleum Management Team Par Petroleum Management Team